Exhibit 10.1

AMENDMENT NO. 3

TO

URANIUM LOAN AGREEMENT

THIS AMENDMENT NO. 3 (the “Third Amendment”) to the Uranium Loan Agreement, by and between enCore Energy U.S. Corp, in its capacity as borrower (“Borrower”) and Boss Energy Limited, in its capacity as lender (“Lender”), dated December 5, 2023, as amended by the Amendment to Uranium Loan Agreement between the Borrower and Lender dated January 31, 2024 and Second Amendment to the Uranium Loan Agreement between the Borrower and the Lender dated February 14, 2025 (“ULA”), is made effective this 27th day of June, 2025. Borrower and Lender shall each individually be referred to herein as the “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Borrower and Lender entered into that certain ULA for the purposes of Lender providing the Loan Material, as such term is defined in the ULA, to Borrower on the terms defined therein;

WHEREAS, the Parties now desire to amend the ULA to extend the Repayment Date;

NOW THEREFORE, the Parties do hereby amend the ULA as follows:

1.	Item 7(b) of Schedule 1 shall be amended by deleting the reference to “June 27, 2025” and replacing it with “July 3, 2025”.

2.

Except as expressly set forth in this Third Amendment, nothing herein shall, nor shall it be interpreted to, amend, modify or waive any provision of the ULA and, as amended by this Third Amendment, the ULA is hereby ratified and shall continue in full force and effect in accordance with its terms.

3.	Clauses 16.1 through 16.13 of the ULA shall apply to this Third Amendment, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed the Third Amendment as of the date shown above.

enCore Energy Corp.

By:	/s/ Robert Willette
Name: Robert Willette
Title: Acting CEO and Chief Legal Officer

Boss Energy Limited
(ABN 38 116 834 336)

By:	/s/ Duncan Craib
Name: Duncan Craib
Title: Chief Executive Officer